Schedule II - Intercompany - Additional Information (Detail) - American Integrity Insurance Group, LLC [Member] - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2024	Dec. 31, 2023
Intercompany [Line Items]
Intercompany note receivable	$ 28,173	$ 22,821
Deferred revenue	$ 8,376	$ 6,676
Intra-entity loan, description	This balance consists of notes receivable from AIIC as well as intercompany receivable balances from AIIC and AICS which arose in the normal course of business.
Management fee, description	the management agreement between AIIG and AIIC, AIIG performs various corporate services on behalf of AIIC, for which AIIC is charged a management fee. AIIC defers a portion of this management fee expense and as a result, AIIG defers the same portion of management fee revenue.